United States

Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 3, 2025

Cadiz Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40579	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On March 4, 2025, Cadiz Inc. (“Cadiz”) issued a press release regarding its entry into the LOA as described under Item 8.01 below, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 8.01 Other Events.

On March 3, 2025, Cadiz entered into a Letter of Agreement (“LOA”) with a lead investor to invest up to $175 million in the Mojave Groundwater Storage Company, LLC (“MGSC”), a new entity established by Cadiz for purposes of construction, ownership, and operation of Cadiz’s groundwater banking project in the Mojave Desert (the “Mojave Groundwater Bank”) and related projects.

Under the terms of the LOA, a publicly traded company focused on investing in water infrastructure projects will act as lead investor (the “Lead Investor”) in the newly formed MGSC, and will invest up to $175 million in the MGSC. This LOA is separate from and in addition to previously announced prospective investments by non-profit or public sector investors, including federally recognized Native American Tribes (“Tribes”) with whom Cadiz has entered into Letters of Intent. Cadiz expects the Lead Investor, along with other qualified investors, including the Tribes, to provide up to $401 million of equity capital to acquire assets and fund construction of Mojave Groundwater Bank facilities. The parties will coordinate to seek available grant funding for any remaining construction costs.

Under the terms of the LOA, Cadiz will be responsible for project development activities and, upon completion of certain funding commitments by MGSC, will transfer and contribute certain assets to the MGSC, including (i) 100% of its ownership of the Northern Pipeline, (ii) the Southern Pipeline right of way, and (iii) 51% of the water storage rights in the Mojave Groundwater Bank. In consideration of such transfer of assets, MGSC will pay Cadiz, among other consideration, approximately $51 million and provide up to an additional $350 million for development and construction of Mojave Groundwater Bank facilities. Cadiz will retain 49% of the water storage rights and 100% of water supply purchase contracts entered into among Cadiz and public water systems.

Cadiz has established a special purpose entity, the East Mojave Water Company, LLC (“EMWC”), to serve as the managing member of MGSC. The distribution of profits from revenues anticipated to be received by MGSC will prioritize MGSC investors until they achieve an annual yield of 7.5%, with incremental distributions thereafter to the investors and Cadiz as the managing member and to low-income disadvantaged communities and Tribes participating in an advisory council.

The LOA does not create any binding obligations for the parties to close the contemplated transactions unless and until definitive agreements are executed, and the parties intend to negotiate and finalize the definitive agreements as soon as practicable. Any definitive agreement will be subject to conditions, including the Lead Investor obtaining shareholder approval of the contemplated transactions.

INFORMATION RELATING TO FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “will,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” and “proposes.” These forward-looking statements include, but are not limited to, statements regarding Cadiz’s expectation that the parties to the LOA will enter into binding definitive agreements and the transactions contemplated by the LOA will be consummated, that Cadiz will realize the anticipated benefits from any such binding definitive agreements with the Lead Investor, and that Cadiz will derive the anticipated financial benefits of the Mojave Groundwater Bank project. Although Cadiz believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Factors that could cause actual results or events to differ materially from those reflected in Cadiz’s forward-looking statements include the risk that the parties to the LOA do not enter into binding definitive agreements or that, if such definitive agreements are entered into, any approvals by the Lead Investor’s shareholders required to consummate the transactions contemplated by the LOA may not be obtained and the requisite funding in excess of the amount committed by the Lead Investor for construction of facilities for the Mojave Groundwater Bank may not be available on terms satisfactory to the parties or in sufficient amounts, or the progress of the Mojave Groundwater Bank project may not proceed as planned, or the definitive agreements entered into, if any, could be terminated prior to consummation of the transactions contemplated thereby, and other factors and considerations detailed in Cadiz’s Securities and Exchange Commission filings including its annual report on Form 10-K for the year ended December 31, 2023 and subsequent Exchange Act and Securities Act filings. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued on March 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley E. Speer
Stanley E. Speer
Chief Financial Officer

Date: March 4, 2025

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